Exhibit 99.1

Cullinan Oncology Significantly Increases Ownership Stake in its MICA Subsidiary which Holds Worldwide Rights to Clinical-Stage Novel Monoclonal Antibody CLN-619

Cullinan increases ownership in MICA subsidiary from 54% to 92% through share purchase from existing financial investors

The ongoing Phase I clinical trial for CLN-619 remains on track to report initial clinical data in mid-2023

CAMBRIDGE, Mass., October 25, 2022 (GLOBE NEWSWIRE) — Cullinan Oncology, Inc. (Nasdaq: CGEM), a biopharmaceutical company focused on modality-agnostic targeted oncology, today announced that it has increased its ownership in its Cullinan MICA, Inc. (MICA) subsidiary from 54% to 92%. MICA holds the worldwide rights to CLN-619, an antibody that restores the MICA/MICB pathway to promote tumor cell lysis from both cytotoxic innate and adaptive immune cells. CLN-619 is being investigated as both monotherapy and in combination with checkpoint inhibitor therapy in an ongoing Phase I study in patients with advanced solid tumors. Cullinan increased its ownership by purchasing equity from two of MICA’s financial investors, Avalon Ventures and Bregua Corporation, for $30.7 million. The Myeloma Investment Fund, a venture philanthropy fund for the Multiple Myeloma Research Foundation (MMRF), maintained its ownership in the entity.

“Cullinan Oncology has acquired additional ownership in the MICA subsidiary as part of our overall strategy to deploy our robust financial resources for pipeline investment, acceleration, and expansion,” said Nadim Ahmed, Chief Executive Officer of Cullinan Oncology. “This investment recognizes the strategic importance of CLN-619 in our portfolio as a key asset with first-in-class potential and strong rationale for development in a broad range of cancer indications. We are excited by the potential of this unique approach to cancer treatment, and we remain committed to our mission to create new standards of care for patients with cancer.”

“One of the hallmarks of cancer is the ability to avoid destruction by immune cells. CLN-619 is designed to overcome immune evasion by promoting NK cell-mediated tumor cell lysis and facilitating engagement of certain classes of T-cells. This differentiated mechanism activates both the innate and adaptive immune system, providing strong rationale to target the MICA/MICB pathway as a novel approach with potential to treat patients with cancer,” said Jeff Jones, MD, MPH, MBA, Chief Medical Officer, Cullinan Oncology. “Given MICA/MICB are broadly expressed across tumor types, we are committed to investigating CLN-619 across a range of malignancies, and we look forward to reporting initial clinical data from our ongoing Phase I clinical study in mid-2023.”

About CLN-619

CLN-619 is a humanized IgG1 monoclonal antibody that binds to MICA and MICB, ligands expressed on a wide variety of hematological and solid tumors that are recognized by both cytotoxic innate and adaptive immune cells via their NKG2D receptors. To evade lysis by these immune cells, tumor cells shed MICA/MICB from their cell surface. CLN-619 promotes an antitumor response through multiple potential mechanisms of action, including prevention of the proteolytic cleavage of MICA/MICB from cancer cells, antibody-dependent cell-mediated cytotoxicity (ADCC), and enhancement of MICA/MICB binding to NKG2D. Multiple studies evaluating serum samples from cancer patients have demonstrated that high serum levels of shed MICA correlate with poor prognosis. CLN-619 is being studied in an ongoing Phase I dose escalation and expansion trial both as a monotherapy and in combination with pembrolizumab. The study design allows dose level extensions as well as expansion in tumor specific cohorts. The trial was initiated in December 2021, and initial clinical data is anticipated in mid-2023.

About Cullinan Oncology

Cullinan Oncology, Inc. (Nasdaq: CGEM) is a biopharmaceutical company dedicated to creating new standards of care for patients with cancer. We innovate without borders to find the most promising clinic-ready cancer therapies, whether from our own discovery efforts or through exceptional engagement with our academic and industry partners. Anchored in a deep understanding of immuno-oncology and translational cancer medicine, we leverage our scientific excellence in small molecules and biologics to create differentiated ideas, identify unique targets, and select the optimal modality to develop transformative therapeutics across cancer indications. Powered by our novel research model, we push conventional boundaries from candidate selection to cancer therapeutic, applying rigorous early experimentation to fast-track only the most promising assets to the clinic and ultimately commercialization. As a result, our diversified pipeline is strategically built with assets that activate the immune system or inhibit key oncogenic drivers across a wide range of modalities, each with the potential to be the best or first in their class.

Our people possess deep scientific expertise, seek innovation openly, and exercise creativity and urgency to deliver on our promise to bring new therapeutic solutions to patients with cancer. Learn more about our Company at www.cullinanoncology.com, and follow us on LinkedIn and Twitter.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, express or implied statements regarding Cullinan’s beliefs and expectations regarding our preclinical and clinical development plans and timelines, clinical trial designs, clinical and therapeutic potential, and strategy of our product candidates; our ability to optimize the impact of our collaborations and license agreements with external parties; our ability to continue our growth; and our expectations regarding our use of capital. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “hope,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “target,” “should,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.

Any forward-looking statements in this press release are based on management’s current expectations and beliefs of future events and are subject to known and unknown risks and uncertainties that may cause our actual results, performance or achievements to be materially different from any expressed or implied by the forward-looking statements. These risks include, but are not limited to, the following: uncertainty regarding the timing and results of regulatory submissions; success of our clinical trials and preclinical studies; risks related to our ability to protect and maintain our intellectual property position; risks related to manufacturing, supply, and distribution of our product candidates; risks related to the impact of COVID-19 affecting countries or regions in which we have operations or do business, including potential negative impacts on our employees, customers, supply chain and production as well as global economies and financial markets; the risk that any one or more of our product candidates, including those that are co-developed, will not be successfully developed and commercialized; the risk that the results of preclinical studies or clinical studies will not be predictive of future results in connection with future studies; and success of any collaboration, partnership, license or similar agreements. These and other important risks and uncertainties discussed in our filings with the Securities and Exchange Commission, including under the caption “Risk Factors” in our most recent Annual Report on Form 10-K and subsequent filings with the SEC, could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change, except to the extent required by law. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release. Moreover, except as required by law, neither Cullinan nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements included in this press release. Any forward-looking statement included in this press release speaks only as of the date on which it was made.

Contacts:

Investors

Chad Messer

+1 203.464.8900

cmesser@cullinanoncology.com

Media

Rose Weldon

+1 215.801.7644

rweldon@cullinanoncology.com